UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934.

Date of Report: October 13, 2017

(Date of earliest event reported)

SciClone Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19825	94-3116852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

950 Tower Lane, Suite 900, Foster City, CA	94404
(Address of principal executive offices)	(Zip Code)

(650) 358-3456

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by SciClone Pharmaceuticals, Inc. (“SciClone” or the “Company”) on June 8, 2017, SciClone entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated June 7, 2017, by and among the Company, Silver Biotech Investment Limited, a company organized under the laws of the Cayman Islands (“Holdco”), and Silver Delaware Investment Limited, a Delaware corporation and wholly owned subsidiary of Holdco (“Merger Sub”), under which Merger Sub shall be merged with and into the Company (the “Merger”), with the Company continuing after the Merger as the surviving corporation and subsidiary of Holdco.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 13, 2017, pursuant to the terms of the Merger Agreement, Holdco completed its acquisition of the Company through the merger of Merger Sub with and into the Company, with the Company continuing after the Merger as the surviving corporation and subsidiary of Holdco.

At the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), issued and outstanding immediately prior to the Effective Time (other than (i) shares of the Common Stock that were held by the Company, Holdco or Merger Sub or any direct or indirect wholly-owned subsidiary of either the Company or Holdco, including the shares held by GL Trade Investments Limited, and (ii) certain shares of the Common Stock with respect to which the holder thereof shall have properly complied with the provisions of Section 262 of the General Corporation Law of the State of Delaware as to appraisal rights) was converted into the right to receive $11.18 in cash, without interest (the “Merger Consideration”).

In addition, at the Effective Time, each award of restricted stock units and performance restricted stock units (whether vested or unvested) was cancelled and extinguished without payment, except as provided by the Merger Agreement with respect to any required deferred payment.

In addition, at the Effective Time, each stock option that was vested and unexercised as of immediately prior to the Effective Time was cancelled and converted into the right to receive from the Company a cash payment (without interest) equal to the product of (i) the excess, if any, of (x) the Merger Consideration over (y) the per share exercise price of such stock option and (ii) the number of shares of Common Stock subject to such stock option as of the Effective Time. Except as otherwise provided in the preceding sentence, each outstanding and unexercised stock option as of the Effective Time was cancelled and extinguished without payment.

The foregoing description of the effects of the Merger and the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement. A copy of the Merger Agreement was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 8, 2017, and is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, SciClone notified the Nasdaq Global Select Market (“NASDAQ”) on October 13, 2017 that the Merger was consummated and trading of the common stock of SciClone on NASDAQ has been suspended. Accordingly, NASDAQ has filed a notification of delisting of Sciclone’s common stock from NASDAQ and deregistration of SciClone’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 with the SEC. SciClone intends to file a certification on Form 15 with the SEC to cause SciClone’s reporting obligations under Sections 13 and 15(d) of the Exchange Act to be suspended.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information disclosed under Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each outstanding share of Common Stock (except as described in Item 2.01) was converted into the right to receive the Merger Consideration.

Item 5.01 Changes in Control of Registrant.

The information set forth under Item 2.01 is incorporated herein by reference.

As a result of the Merger, a change in control of the Company occurred and the Company became a subsidiary of Holdco. The transaction involved aggregate consideration of $607.2 million, including $554.1 million in cash.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon completion of the Merger, Ting Ping Ping, who constituted the Board of Directors of Merger Sub, became the director of the Company, and each of the six directors of the Company immediately prior to the Effective Time (Jon S. Saxe, Friedhelm Blobel, Ph.D., Nancy T. Chang, Ph.D., Richard J. Hawkins, Gregg A. Lapointe and Simon Li) are no longer directors of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective upon completion of the Merger, pursuant to the Merger Agreement, the certificate of incorporation of Merger Sub as in effect immediately prior to the effective time of the Merger became the certificate of incorporation of the Company and the bylaws of Merger Sub as in effect immediately prior to the effective time of the Merger became the bylaws of the Company. The certificate of incorporation and the bylaws of the Company as so amended are attached as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

2.1	Agreement and Plan of Merger by and among Company, Holdco and Merger Sub dated June 7, 2017 (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on June 8, 2017).

3.1	Amended and Restated Certificate of Incorporation of SciClone Pharmaceuticals, Inc.

3.2	Amended and Restated Bylaws of SciClone Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2017	SCICLONE PHARMACEUTICALS, INC.

	By:	/s/ Wilson W. Cheung
Wilson W. Cheung

Chief Financial Officer and Senior Vice President, Finance